              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                 Series 2005-1

                          $[951,294,000](Approximate)

             Expected Investor Settlement Date: January [28], 2005

                            TERM SHEET ~ Version 2.0

                                January 6, 2005

                           DLJ Mortgage Capital, Inc.
                                     Seller

                        Select Portfolio Servicing, Inc.
                           GMAC Mortgage Corporation
                                  IndyMac Bank
                                   Servicers

                             Wells Fargo Bank, N.A.
      Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                          Wilshire Credit Corporation
                                Special Servicer

                               HSBC Bank USA, NA
                                    Trustee

                         Credit Suisse First Boston LLC
                                  Underwriter

CREDIT SUISSE/    Adjustable Rate Mortgage Trust 2005-1          January 6, 2005
FIRST BOSTON                     TERM SHEET                       (212) 538-3831

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus /
prospectus supplement.

                                                                               1

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                   PRICING EST1IMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the
"Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the
Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates'
characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the
Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the
Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston LLC trading desk at (212) 538-3831.

                                                                               1

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus /
prospectus supplement.

    Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-1
               Offered Certificates: $[951,294,000] (Approximate)

--------- ----------------- ------------ ------------ ------------- ------------------ ----------- --------- ------- ---------------
              Original                    Avg. Life   Prin. Window                       Pricing   Proj.                 Exp'd
  Class       Balance         Initial     Call/Mat.     Call/Mat.                       Speed and  Net        W.A.   Rating4
              (+/-5%)        Coupon (%)  (Years)1       (Months)2         Type         Assumption  Margin3    MTR     S&P/Moody's
--------- ----------------- ------------ ------------ ------------- ------------------ ----------- --------- ------- ---------------
  1-A-1   $[118,190,000.00]  [4.3950]5   [1.85/1.85]   [1-35/1-35]     Sen/WAC/PT        25 CPB    [2.033]%   [33]      AAA/Aaa
  2-A-1   $[198,750,000.00]] [4.6826]6   [2.51/2.52]   [1-58/1-59]     Sen/WAC/PT        25 CPB    [2.004]%   [58]      AAA/Aaa
  3-A-1   $[106,290,000.00]  [4.6492]7   [1.75/1.75]   [1-35/1-35]     Sen/WAC/PT        25 CPB    [2.068]%   [31]      AAA/Aaa
  4-A-1   $[126,300,000.00]  [5.1487]8   [2.51/2.51]   [1-58/1-59]     Sen/WAC/PT        25 CPB    [2.071]%   [58]      AAA/Aaa
 5-A-1-1  $[92,550,000.00]     [TBD]9    [2.27/2.48]  [1-76/1-168]  SuperSen/Floater     30 CPR    [3.021]%   [30]      AAA/Aaa
 5-A-1-2  $[10,200,000.00]    [TBD]10    [2.27/2.48]  [1-76/1-168]  SenSupport/Floater   30 CPR    [3.021]%   [30]      AAA/Aaa
  5-A-2   $[234,640,000.00]   [TBD]11    [2.27/2.49]  [1-76/1-171]     Sen/Floater       30 CPR    [3.047]%   [28]      AAA/Aaa
    AR         $[50]         [4.3950]12     [TBD]         [TBD]       Sen/Residual        [NA]       [NA]    [TBD]       AAA/NR
   AR-L        $[50]         [4.3950]12     [TBD]         [TBD]       Sen/Residual        [NA]       [NA]    [TBD]       AAA/NR
--------- ----------------- ------------ ------------ ------------- ------------------ ----------- --------- ------- ---------------

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral. Credit Suisse First
Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1    The  weighted  average  lives with respect to the Group 1, Group 2, Group 3 and Group 4  Certificates  will be  calculated  to 'Call'  assuming the 10%
     optional  termination  is exercised and all loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated
     above.  The weighted average lives with respect to the Group 5 Certificates assumes no application of cross-collateralization from Group 3 and Group 4.

2    The  principal  windows  with  respect to the Group 1, Group 2, Group 3 and
     Group 4 Certificates will be calculated to 'Call' assuming the 10% optional termination  is  exercised  and all loans pay down on their  initial  reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date;  in both cases  assuming  the Pricing  Speed and  Assumptions  stated
     above.  The  principal  window  with  respect  to the Group 5  Certificates assumes no application of cross-collateralization from Group 3 and Group 4.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates (as defined herein,  and other  than the Class AR and Class  AR-L) are  expected  to be rated by Standard & Poor's Ratings Services  ("S&P") and Moody's  Investors
     Service,  Inc.  ("Moody's").  The Class AR and Class AR-L  Certificates are
     expected to be rated by S&P.

5    The initial  pass-through rate on the Class 1-A-1  Certificates is expected to be approximately [4.3950]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 1-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6    The initial  pass-through rate on the Class 2-A-1  Certificates is expected to be approximately [4.6826]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 2-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7    The initial  pass-through rate on the Class 3-A-1  Certificates is expected to be approximately [4.6492]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 3-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 3 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay).

8    The initial  pass-through rate on the Class 4-A-1  Certificates is expected to be approximately [5.1487]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 4-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 4 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay).

9    The initial pass-through rate on the Class 5-A-1-1 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  5-A-1-1  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 5 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the group 5A and group 5B  mortgage  loans  the Class  5-A-1-1  certificate margin will increase to [TBD]%.

10   The initial pass-through rate on the Class 5-A-1-2 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  5-A-1-2  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 5 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the group 5A and group 5B  mortgage  loans  the Class  5-A-1-2  certificate margin will increase to [TBD]%.

11   The initial  pass-through rate on the Class 5-A-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A and group 5B  mortgage  loans the Class  5-A-2  certificate  margin will increase to [TBD]%.

12   The initial  pass-through  rate on the Class AR Certificates and Class AR-L
     Certificates is expected to be approximately  [4.395]% per annum. After the first  distribution  date, the per annum  pass-through rate on the Class AR
     Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis,
     24 day delay).

                                                                               2

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,

                                  Series 2005-1

                          Offered Certificates (cont.)

----- ----------------- ----------- -------------- ---------------- ------------- ------------- ---------- ------- -----------------
Class     Original       Initial      Avg. Life     Prin. Window        Type         Pricing    Proj. Net   W.A.         Exp'd
          Balance       Coupon (%)    Call/Mat.       Call/Mat.                     Speed and   Margin9      MTR   Rating10
          (+/-5%)                   (Years)7       (Months)8                       Assumption                         S&P/Moody's
----- ----------------- ----------- -------------- ---------------- ------------- ------------- ---------- ------- -----------------
5-M-1 $[20,990,000.00]  [TBD]11      [4.41/4.77]   [38-76/38-122]   Sub/Floater      30 CPR      [3.039]%   [29]       [AA]/[Aa2]
5-M-2 $[ 9,180,000.00]  [TBD]12      [4.36/4.52]    [37-76/37-98]   Sub/Floater      30 CPR      [3.039]%   [29]        [A]/[A2]
5-M-3 $[ 4,870,000.00]  [TBD]13      [4.09/4.09]    [37-75/37-75]   Sub/Floater      30 CPR      [3.039]%   [29]      [BBB+]/[Baa1]
5-M-4 $[ 2,444,000.00]  [TBD]14      [3.29/3.29]    [37-51/37-51]   Sub/Floater      30 CPR      [3.039]%   [29]      [BBB-]/[Baa3]
C-B-1 $[13,446,000.00]  [4.7213]15   [3.63/3.64]     [1-58/1-59]     Sub/WAC/PT      25 CPB      [2.047]%   [47]         [TBD]
C-B-2 $[9,351,000.00]   [4.7213]9    [3.63/3.64]     [1-58/1-59]     Sub/WAC/PT      25 CPB      [2.047]%   [47]         [TBD]
C-B-3 $[4,093,000.00]   [4.7213]9    [3.63/3.64]     [1-58/1-59]     Sub/WAC/PT      25 CPB      [2.047]%   [47]         [TBD]
----- ----------------- ----------- -------------- ---------------- ------------- ------------- ---------- ------- -----------------

                       Non-Offered Certificates

----- ------------------- ------------ -------------- -------------- -------------- ------------ ---------- ------- ---------------
Class      Original         Initial      Avg. Life     Prin. Window       Type        Pricing    Proj. Net   W.A.       Exp'd
           Balance        Coupon (%)     Call/Mat.      Call/Mat.                    Speed and    Margin3     MTR      Rating4
           (+/-5%)                       (Years)1       (Months)2                    Assumption                      S&P/Moody's
----- ------------------- ------------ -------------- -------------- -------------- ------------ ---------- ------- ---------------
C-B-4  $[4,091,000.00]     [4.7213]9    [3.63/3.64]    [1-58/1-59]     Sub/WAC/PT      25 CPR     [2.047]%   [47]       [TBD]
C-B-5  $[2,634,000.00]     [4.7213]9    [3.63/3.64]    [1-58/1-59]     Sub/WAC/PT      25 CPR     [2.047]%   [47]       [TBD]
C-B-6  $[1,465,169.95]     [4.7213]9    [3.63/3.64]    [1-58/1-59]     Sub/WAC/PT      25 CPR     [2.047]%   [47]       NR/NR
 5-X         $[0]             N/A           N/A            N/A          Residual        N/A         N/A       N/A       NR/NR
  P         $[0]10            N/A           N/A            N/A          Residual        N/A         N/A       N/A       NR/NR
----- ------------------- ------------ -------------- -------------- -------------- ------------ ---------- ------- ---------------

                                                                               3

I.  SUMMARY

Title of series

     Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-1.

Depositor

     Credit Suisse First Boston Mortgage Securities Corp.

Seller

     DLJ Mortgage Capital, Inc.

Servicers

     Select Portfolio Servicing, Inc. ("SPS") (see "SPS servicing risk" herein),
     GMAC Mortgage Corporation ("GMAC"), IndyMac Bank and Wells Fargo Bank N.A.,
     ("Wells Fargo").

Back-up Servicer

     Wells Fargo Bank, N.A. (only with respect to the SPS-serviced mortgage loans).

Special Servicer

     Wilshire Credit Corporation.

Master Servicer

     Wells Fargo Bank, N.A.

Trustee

     HSBC Bank USA, NA.

Trust Administrator

     Wells Fargo Bank, N.A.

Mortgage pool

     [3,281] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[959,486,644.43] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin. The mortgage pool consists of six groups of mortgage loans. Groups 1 and 3 are generally comprised of mortgage loans with an initial fixed rate period of
     2 or 3 years, Groups 2 and 4 are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, Groups 5A and 5B are each generally comprised of mortgage loans with an initial fixed rate period of six months, 2, 3 or 5 years,

     ----------- ------------------------ ------------------
     Designation Number of Mortgage Loans    Cut-off Date
                                          Principal Balance
     ----------- ------------------------ ------------------
     Group 1                [245]         $[125,737,479.49]
     Group 2                [404]         $[211,438,177.12]
     Group 3                [527]         $[113,077,253.73]
     Group 4                [654]         $[134,359,259.61]
     Group 5A               [567]         $[114,211,899.74]
     Group 5B               [884]         $[260,662,574.74]
     ----------- ------------------------ ------------------

     Approximately [81.18]%, [68.31]%, [69.98]%, [66.70]%, [45.20]% and [45.44]%
     of the groups 1, 2, 3, 4, 5A and 5B mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 5A and 5B mortgage loans, three years from the date of origination, or, with respect to certain groups 1, 3, 5A and 5B mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 4, 5A and 5B mortgage loans, ten years from the date of origination.

     Information contained herein reflects the January 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative.
     On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5A and 5B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the
     Groups 1, 2, 3, 4 and 5 Certificates and the Class C-B Certificates. For
     further collateral information, see "Collateral Summary" and "Collateral
     Details" herein.

                                                                               4

[Prefunding Amount]

     Approximately [10%].

[Capitalized Interest Account]

     [TBD]

Cut-off date

     January 1, 2005.

Closing date

     On or about January 27, 2005.

Investor settlement date

     On or about January 28, 2005.

Distribution dates

     On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in February 2005.

Scheduled final distribution date

     The distribution date in May 25, 2035. The actual final distribution date could be substantially earlier.

Maturity date

     May, 2035.

Offered certificates

     Class 1-A-1, Class AR and Class AR-L Certificates (the "Group 1
     Certificates"),

     Class 2-A-1 Certificates (the "Group 2 Certificates"),

     Class 3-A-1 Certificates (the "Group 3 Certificates"),

     Class 4-A-1 Certificates (the "Group 4 Certificates"),

     Class 5-A-1-1 and Class 5-A-1-2 Certificates (the "Group 5-A-1
     Certificates"),

     The Group 5-A-1 Certificates and Class 5-A-2 Certificates (the "Group 5
     Senior Certificates"),

     Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificates (the
     "Group 5 Subordinate Certificates," and together with the Group 5 Senior
     Certificates and the Class 5-X Certificates, the "Group 5 Certificates"),

     The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group
     4 Certificates and Group 5 Senior Certificates (together, the "Senior
     Certificates"),

     Class C-B-1, Class C-B-2 and Class C-B-3 (together with the Senior
     Certificates and the Group 5 Subordinate Certificates, the "Offered
     Certificates").

                                                                               5

Privately offered certificates

     Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the
     Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the "Class C-B
     Certificates"), the Class P Certificates and the Class 5-X Certificates.

Form of offered certificates

     The Offered Certificates, other than the Class AR and Class AR-L
     Certificates, will be book-entry certificates. The Class AR and Class AR-L
     Certificates will be physical certificates.

Minimum denominations

     The Offered Certificates, other than the Class AR and Class AR-L
     Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The
     Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods

     For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Group 5 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date.

Day count

     For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, interest will be calculated on the basis of a
     360-day year consisting of twelve 30-day months. For any distribution date and the Group 5 Certificates, interest will be calculated on the basis of a
     360-day year and the actual number of days elapsed in each accrual period.

Delay days

     For any distribution date and any class of Offered Certificates other than the Group 5 Certificates, 24 days. For any distribution date and the Group
     5 Certificates, 0 days.

Optional termination

     On any distribution date on which the aggregate outstanding stated
     principal balance of the group 1, group 2, group 3 and group 4 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [SPS] may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3 and group 4 mortgage loans, thereby causing an early retirement of and a principal prepayment on the
     Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.

     On any distribution date on which the aggregate outstanding stated
     principal balance of the group 5A and group 5B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date,
     [SPS] may, but will not be required to, purchase from the trust all remaining group 5A and group 5B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 5 Certificates.

Ratings

     The Offered Certificates are expected to be rated by Moody's Investors
     Service, Inc. ("Moody's) and/or Standard & Poor's Ratings Services ("S&P"),
     with the ratings indicated in the table on page 2 above. Certain of the
     Class C-B Certificates may be rated by Moody's and/or S&P.

ERISA considerations

     The offered certificates, other than the Class AR and Class AR-L
     Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended
     ("ERISA"), or to Section 4975 of the Internal Revenue Code of 1986, as
     amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

                                                                               6

Federal income tax consequences

     For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit ("REMIC") elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class
     AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders'
     usual methods of accounting. In addition, the Group 5 Certificates, other than the Class 5-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

     When issued, the Offered Certificates, other than the Class 5-M-2, Class
     5-M-3, Class 5-M-4, Class C-B-2 and Class C-B-3 Certificates, will be
     "mortgage related securities" for purposes of the Secondary Mortgage Market
     Enhancement Act of 1984 ("SMMEA"). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

     Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable. Compensating interest Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.

Servicing transfer

     It is anticipated that on or about April 1, 2005, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

Transfer of primary servicing

     Approximately [41.84]%, [58.92]%, [8.91]%, [14.51]% and [0.17]% of the
     groups 1, 2, 3, 4 and 5B loans, respectively, will be serviced by [Loan
     City] as of the closing date. Approximately [4.75]%, [2.86]%, [24.56]%,
     [23.47]%, [3.63]% and [2.03]% of the groups 1, 2, 3, 4, 5A and 5B loans, respectively, will be serviced by [Netbank] as of the closing date.
     Approximately [14.37]%, [1.80]%, [5.81]%, [2.02]%, [5.14]% and [4.85]% of
     the groups 1, 2, 3, 4, 5A and 5B loans, respectively, will be serviced by
     [Paul Financial, LLC.] as of the closing date. Primary servicing with respect to these mortgage loans will subsequently be transferred to Wells
     Fargo. It is expected that the servicing transfer will be substantially completed on or before [February 1, 2005].

SPS servicing risk

     Fairbanks changed its name to "Select Portfolio Servicing, Inc." on June
     30, 2004. SPS maintains an "Average" rating with a "Stable" outlook with
     S&P and an "SQ3" rating with Moody's. Fitch has given SPS a residential primary servicer rating for subprime and home equity of "RPS3-", an Alt-A primary servicer rating of "RPS3" and a special servicer rating of "RSS3".

     On May 18, 2004, the United States District Court for the District of
     Massachusetts entered its final approval of the settlement of approximately
     40 putative class action cases and made permanent its December 10, 2003 injunction that has the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff's redress would come, in part, from the redress fund established in connection with SPS' settlement with the
     FTC and HUD described below.

     On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleging certain of SPS' fees violated provisions of the West
     Virginia Code sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys' fees, and other relief from
     SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 200 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customer's accounts and/or SPS' right to foreclose. On May 13, 2004, the West Virginia
     Supreme Court accepted a petition to certify certain questions regarding foreclosure procedure. A hearing will be held in late 2004, which, depending on whether and how the Court answers these questions, may impact the activities of SPS and other servicers in that state with respect to foreclosures and loan workouts.

                                                                               7

     On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS' servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers harmed allegedly by SPS and to implement certain practices on a prospective basis.

     SPS has recently entered into consent agreements with regulatory agencies in Florida, Michigan, Colorado and Illinois, which provide for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida and Michigan consumers identified by the regulators in those states.

     SPS has experienced an increased level of scrutiny from various state regulatory agencies and a few states have conducted or commenced formal investigations. A few agencies have taken the position that notwithstanding the amount available under the FTC redress fund, such agencies would seek to ensure that the consumers residing in those states receive relief without regard to the relief available under the FTC redress fund. If those state regulatory agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the
     FTC redress fund, and such amounts in the aggregate are material, it is unlikely that SPS will be able to pay such amounts. As a result, those agencies might elect to bring administrative or other actions against SPS seeking to require refunds, the imposition of monetary penalties and/or revocation of SPS' licenses to conduct its servicing activities in that state. Due to this current and potential future adverse event, future income from SPS's operations may be impacted negatively.

     The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS' policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS' servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events. In addition, such developments could result in SPS' insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy. II.

                                                                               8

II.  CREDIT ENHANCEMENT (Groups 1 - 4)

Subordination

     The Group 1, Group 2, Group 3 and Group 4 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal. The Class
     C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3 and 4 mortgage loans prior to the Group 1,
     Group 2, Group 3 and Group 4 Certificates.

     NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3 and 4 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 4 credit enhancement percentages

     For any certificate on any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the subordinate C-B Certificates to that certificate after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group 1, 2, 3, and 4 mortgage loans for such distribution date.

       Initial Group 1-4 Credit Enhancement Percentages:
     ----------------------- ------------------------------
             Class            Approximate Expected Initial
                                 Credit Enhancement* (%)
     ----------------------- ------------------------------
      Senior Certificates                [6.00]
             C-B-1                       [3.70]
             C-B-2                       [2.10]
             C-B-3                       [1.40]
             C-B-4                       [0.70]
             C-B-5                       [0.25]
             C-B-6                       [0.00]
     ----------------------- ------------------------------
     *Based on collateral cut-off balance.
      Subject to a +/- 0.50% variance.

Shifting of interests

     Except as described below, the Group 1, Group 2, Group 3 and Group 4
     Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

     If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.
     If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

     In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3 and 4 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

                                                                               9

Coverage for excess losses

     The Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

     Note: The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3 and
     Group 4 Certificates for these types of losses.

III.  DISTRIBUTIONS (Groups 1 - 4)

Available distribution amount

     For any distribution date and each of the group 1, 2, 3 and 4 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

     Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

     1.   First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances.

     2.   Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading "Distributions of principal,"

     3.   Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

     4.   Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

     On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates
     until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

     On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

     On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero. On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

     On each distribution date, an amount, up to the amount of the subordinate principal distribution amount for that distribution date, will be distributed as principal, to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B
     Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1
     Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

                                                                              11

IV. CREDIT ENHANCEMENT (Group 5)

Overcollateralization

     The group 5A and group 5B mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 5 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the
     Group 5 Certificates (other than the Class 5-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group 5A and group 5B mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group 5A and group 5B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 5A and group 5B mortgage loans.

Overcollateralization amount

     For any distribution date will be equal to the amount, if any, by which (x)
     the aggregate loan balance of the group 5A and group 5B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 5 Certificates after giving effect to payments on such distribution date.

Initial overcollateralization

     As of the closing date, the overcollateralization amount will be equal to
     $[0.00].

Targeted overcollateralization amount

     For any distribution date prior to the stepdown date, approximately [0.50]%
     of the aggregate loan balance of the group 5A and group 5B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [1.00]% of the aggregate loan balance of the group 5A and group 5B mortgage loans for such distribution date, or (b) [0.50]% of the aggregate loan balance of the group 5A and group 5B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

     The later to occur of (a) the distribution date in [February 2008], and (b)
     the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial targeted credit enhancement percentage for the Group 5 Senior Certificates.

Group 5 credit enhancement percentage

Initial Group 5 Credit Enhancement Percentages:
----- ----------------------------------- ----------------------------------- ---------------------------------
      Approximate Expected Initial Credit Approximate Expected Initial Target Approximate Expected Final Target
Class           Enhancement* (%)                Credit Enhancement* (%)            Credit Enhancement** (%)
----- ----------------------------------- ----------------------------------- ---------------------------------
 5-A                [10.00]                             [10.50]                            [21.00]
5-M-1                [4.40]                             [4.90]                              [9.80]
5-M-2                [1.95]                             [2.45]                              [4.90]
5-M-3                [0.65]                             [1.15]                              [2.30]
5-M-4                [0.00]                             [0.50]                              [1.00]
----- ----------------------------------- ----------------------------------- ---------------------------------

*Prior to the stepdown date, based on collateral cut-off balance.

**After stepdown date, based on current pool balance.

Note: Class 5-A represents the aggregate balance of the Group 5 Senior
Certificates.

                                                                              12

Trigger event

     A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [36]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

     ------------------------------- ----------------------------
     Range of Distribution Dates     Cumulative Loss Percentage
     ------------------------------- ----------------------------
     February 2008 - January 2009              [1.00]%
     February 2009 - January 2010              [1.50]%
     February 2010 - January 2011              [1.75]%
     February 2011 and thereafter              [1.95]%
     ------------------------------- ----------------------------

Delinquency rate

     With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 5A and group 5B mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 5A and group 5B mortgage loans as of the close of business on the last day of such month.

Subordination

     The Group 5 Senior Certificates will have a payment priority over the Group
     5 Subordinate Certificates. Each class of Group 5 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority. Losses on the group 5A and group 5B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 5
     Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 5 Subordinate
     Certificates are reduced to zero.

Cross-collateralization

     In certain limited circumstances, principal and interest collected from any of the loan group 5A or group 5B mortgage loans may be used to pay principal or interest, or both, to the Group 5 Senior Certificates unrelated to that loan group. In addition, each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b)
     the preceding Group 3 and Group 4 collateral balance will be allocated to
     Group 5 available funds, thereby increasing available excess interest.
     These interest payments will be added to the Group 5 available funds concurrently with interest distributions being made on the Group 3 and
     Group 4 Certificates.

                                                                              13

V.  DISTRIBUTIONS (Groups 5A and 5B)

Interest remittance amount

     For any distribution date and the related loan group, the sum of (i)
     scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii)
     compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv)
     net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by Group 3 and Group 4 as described under the heading "Cross-collateralization" above.

Distributions of interest

     The pass-through rate for each class of Group 5 Certificates, other than the Class 5-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable
     Group 5 net funds cap, and (iii) [11.00]%.

     The amount of interest payable on each distribution date in respect of each class of Group 5 Certificates, other than the Class 5-X Certificates, will equal the sum of (1) current interest for such class on such date and (2)
     any carryforward interest for such class and date.

     On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

     (1)  from the interest remittance amount for loan group 5A and 5B, to the
          Group 5 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class
          5-A-1-1 and Class 5-A-1-2 Certificates will reduce the interest remittance amount for loan group 5A before any reduction to the interest remittance amount for loan group 5B in respect of such distribution, and (b) amounts distributed to the Class 5-A-2
          Certificates will reduce the interest remittance amount for loan group
          5B before any reduction to the interest remittance amount for loan group 5A in respect of such distributions;

     (2)  first, from the interest remittance amount for loan group 5B and then from the interest remittance amount for the loan group 5A to the Class
          5-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

     (3)  first, from the interest remittance amount for loan group 5B and, then from the interest remittance amount for loan group 5A, to the Class
          5-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

     (4)  first, from the interest remittance amount for loan group 5B and then from the interest remittance amount for loan group 5A, to the Class
          5-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

     (5)  first, from the interest remittance amount for loan group 5B and then from the interest remittance amount for loan group 5A, to the Class
          5-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

     (6)  for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (5) above for such distribution date.

                                                                              14

Principal remittance amount

     For any distribution date and the related loan group, the sum of (i)
     scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv) amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal, (vi) net liquidation proceeds
     (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal, and (vii) if applicable, amounts withdrawn from the related Group 5 interest rate cap account to cover realized losses on the Group 5 mortgage loans incurred during the related collection period.

Overcollateralization release amount

     For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 5
     Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 5A allocation amount

     For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 5A and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

Group 5B allocation amount

     For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 5B and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

Principal payment amount

     For any distribution date and loan groups 5A and 5B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal payment amount

     For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the
     Group 5 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [79.00]% and
     (ii) the aggregate loan balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance for loan groups 5A and 5B mortgage loans for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups
     5A and 5B as of the cut-off date.

Credit support depletion date

     The first distribution date on which the aggregate class principal balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.

Class 5-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the
Group 5 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-1
Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [90.20]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

                                                                              15

Class 5-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the
Group 5 Senior Certificates and the Class 5-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [95.10]% and
(ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii)
0.50% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Class 5-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the
Group 5 Senior Certificates, the Class 5-M-1 Certificates and the Class 5-M-2
Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [97.70]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which
(i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Class 5-M-4 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the
Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2
Certificates and the Class 5-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-4 Certificates immediately prior to such distribution date exceeds
(y) the lesser of (A) the product of (i) [99.00]% and (ii) the aggregate loan group balance for loan groups 5A and 5B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 5A and 5B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 5A and 5B as of the cut-off date.

Distributions of principal

The principal payment amount will be paid on each distribution date as follows:

     I.   On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

          i)   (a) from the principal remittance amount for loan group 5A, sequentially, first (x) to the Class 5-A-1-1 and Class 5-A-1-2
               Certificates (allocated as described below*), until their class principal balances are reduced to zero, and then (y) to the Class
               5-A-2 Certificates, until its class principal balance is reduced to zero,

               (b) from the principal remittance amount for loan group 5B, sequentially, first (x) to the Class 5-A-2 Certificates,
               until its class principal balance is reduced to zero, and
               then (y) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates
               (allocated as described below*), until their class principal balances are reduced to zero;

          ii)  to the Class 5-M-1 Certificates, until its class principal balance has been reduced to zero;

                                                                              16

          iii) to the Class 5-M-2 Certificates, until its class principal balance has been reduced to zero;

          iv)  to the Class 5-M-3 Certificates, until its class principal balance has been reduced to zero;

          v)   to the Class 5-M-4 Certificates, until its class principal balance has been reduced to zero; and

          vi)  for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i)
               through (v) above.

     II.  On each distribution date (a) on or after the stepdown date and (b)
          with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

          i)   (a) from the principal remittance amount for loan group 5A, the group 5A allocation amount, sequentially, first (x) to the Class
               5-A-1-1 and Class 5-A-1-2 Certificates (allocated as described below*), until their class principal balances are reduced to zero, and then (y) to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero,

               (b) from the principal remittance amount for loan group 5B, the group 5B allocation amount, sequentially, first (x) to the
               Class 5-A-2 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 5-A-1-1 and
               Class 5-A-1-2 Certificates (allocated as described below*), until their class principal balances are reduced to zero;

          ii)  to the Class 5-M-1 Certificates, the Class 5-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

          iii) to the Class 5-M-2 Certificates, the Class 5-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

          iv)  to the Class 5-M-3 Certificates, the Class 5-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

          v)   to the Class 5-M-4 Certificates, the Class 5-M-4 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

          vi)  for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i)
               through (v) above.

Group 5A excess interest amount

     For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 5A and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

                                                                              17

Group 5B excess interest amount

     For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 5B and the denominator of which is the principal remittance amount for loan groups 5A and 5B, in each case for that distribution date.

Distribution of monthly excess cashflow

     On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

     1)   A) until the aggregate class principal balance of the Group 5
          Certificates equals the aggregate loan balance of the groups 5A and 5B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date
          (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 5 Certificates, in the following order of priority:

         i)    (a)  from the Monthly Excess Interest derived from loan group 5A, the Group 5A Excess Interest Amount, sequentially, first (x)
                    to the Class 5-A-1-1 and Class 5-A-1-2 Certificates
                    (allocated as described below*), until their class principal balances are reduced to zero, and then (y) to the Class
                    5-A-2 Certificates, until its class principal balance is
                    reduced to zero,

               (b)  The Group 5B Excess Interest Amount, sequentially, first (x)
                    to the Class 5-A-2 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class
                    5-A-1-1 and Class 5-A-1-2 Certificates (allocated as
                    described below*), until their class principal balances are reduced to zero;

          ii)  to the Class 5-M-1 Certificates, until its class principal balance has been reduced to zero;

          iii) to the Class 5-M-2 Certificates, until its class principal balance has been reduced to zero; and

          iv)  to the Class 5-M-3 Certificates, until its class principal balance has been reduced to zero; v) to the Class 5-M-4
               Certificates, until its class principal balance has been reduced to zero; and

         (B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

     2)   to the Class 5-M-1 Certificates, any deferred amount for such class;

     3)   to the Class 5-M-2 Certificates, any deferred amount for such class;

     4)   to the Class 5-M-3 Certificates, any deferred amount for such class;

     5)   to the Class 5-M-4 Certificates, any deferred amount for such class;

     6)   to the Class 5-A-1-1, Class 5-A-1-2 and Class 5-A-2, any basis risk shortfall for such class;

     7)   to the Class 5-M-1 Certificates, any basis risk shortfall for such class;

     8)   to the Class 5-M-2 Certificates, any basis risk shortfall for such class;

     9)   to the Class 5-M-3 Certificates, any basis risk shortfall for such class;

     10)  to the Class 5-M-4 Certificates, any basis risk shortfall for such class;

     11)  to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

     12)  to the Class 5-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

                                                                              18

     13)  to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

*Distributions to the Group 5A Certificates

     Amounts allocable to the Class 5-A-1-1 and Class 5-A-1-2 Certificates shall be distributed sequentially to the Class 5-A-1-1 and Class 5-A-1-2
     Certificates, in that order, until their respective class principal balances are reduced to zero, except that amounts allocable to the Class
     5-A-1-1 and Class 5-A-1-2 Certificates shall be distributed pro rata to the
     Class 5-A-1-1 and Class 5-A-1-2 Certificates if:

     1)  With respect to any Distribution Date prior to the Distribution Date in
         Februay 2008, cumulative collateral losses are less than [1.00%] of the aggregate initial collateral balance; or

     2)  With respect to any Distribution Date on or after the Distribution Date in February 2008, no Trigger Event is in effect.

Group 5 net funds caps

     The annual pass-through rates on each Class of the Group 5 Certificates
     (other than the Class 5-X Certificates) are subject to the net funds caps.

     On any distribution date, the Group 5, 5A and 5B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

     On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 5
     Certificates (other than the Class 5-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall. Schedules of the Group 5, 5A and 5B net funds caps are included in this document.

Group 5 interest rate caps

     [On or before the closing date, the trustee, acting on behalf of the trust, will enter into I an interest rate cap agreements with [Credit Suisse First
     Boston International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreement will be available to cover basis risk shortfalls for the Group 5 Senior Certificates, realized losses on the
     Group 5 mortgage loans and deferred amounts on the Class 5-M-1, Class
     5-M-2, Class 5-M-3 and Class 5-M-4 Certificates. The first and last payment dates for the interest rate cap agreement will occur on the dates specified in the prospectus supplement.

     Under the interest rate cap agreement, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the "Modified Following" Business Day Convention
     (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index
     Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under the interest rate cap agreement will be zero. Generally, the "Index Rate" will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the
     Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

                                                                              19

     Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts on deposit in the interest rate cap account will be distributed on any distribution date to the Group 5 Senior Certificates, in respect of any applicable Basis Risk Shortfall, prior to giving effect to any withdrawals from the Group 5 Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein on such distribution date. On any distribution date, after payment of applicable Basis Risk Shortfall to the Group 5 Senior Certificates, the
     amount remaining on deposit in the interest rate cap account will be distributed in the following order of priority: (i) to the Principal
     Remittance Amounts for loan groups 5A and 5B, up to the amount of such
     Realized Losses on the mortgage loans in the related loan group incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses applicable to each such loan group; and (ii) to the Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class
     5-M-4 Certificates, in that order, any applicable Deferred Amounts prior to giving effect to amounts available to be paid in respect of Deferred
     Amounts as described herein on such distribution date.

     Amounts paid under the interest rate cap agreement not used on any distribution date to pay Basis Risk Shortfalls on the Group 5 Senior
     Certificates, Realized Losses on the Group 5 mortgage loans or Deferred
     Amounts on the 5-M-1, Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificates
     will remain on deposit in the interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however that such amounts will be paid into and distributed out of a separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 5
     Certificates. However, at no time will the amount on deposit in the interest rate cap account exceed the deposit amount. The "deposit amount"
     will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the certificates on such date, and will equal the excess, if any, of the Targeted
     Overcollateralization Amount for such distribution date over the
     Overcollateralization Amount for such distribution date.

     Unless terminated earlier, the interest rate cap agreement will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreement from funds otherwise distributable to the holders of the certificates as a result of such termination.

                                                                              20

VI. NORMALIZED CAP NOTIONAL SCHEDULE

                                                                              21

VII. BOND PROFILES

         GROUPS 1, 2, 3 and 4 BOND PROFILES TO CALL*:

Pricing Speed	*15 CPB - Call (Y)*	*20 CPB - Call (Y)*	*22 CPB - Call (Y)*	*25 CPB - Call (Y)*	*27 CPB - Call (Y)*	*30 CPB - Call (Y)*	*35 CPB - Call (Y)*
1-A-1	**Run to the Earlier of Loan Reset and 10% Call**						
WAL**	2.17	2.01	1.94	**1.85**	1.79	1.70	1.55
Principal Window	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07	**Feb05 - Dec07**	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07
Principal # Months	35	35	35	**35**	35	35	35
2-A-1	**Run to the Earlier of Loan Reset and 10% Call**						
WAL**	3.26	2.84	2.71	**2.51**	2.38	2.19	1.84
Principal Window	Feb05 - Dec09	Feb05 - Nov09	Feb05 - Nov09	**Feb05 - Nov09**	Feb05 - Nov09	Feb05 - Oct09	Feb05 - Feb09
Principal # Months	59	58	58	**58**	58	57	49
3-A-1	**Run to the Earlier of Loan Reset and 10% Call**						
WAL**	2.04	1.89	1.83	**1.75**	1.69	1.61	1.49
Principal Window	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07	**Feb05 - Dec07**	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07
Principal # Months	35	35	35	**35**	35	35	35
4-A-1	**Run to the Earlier of Loan Reset and 10% Call**						
WAL**	3.23	2.85	2.71	**2.51**	2.38	2.19	1.84
Principal Window	Feb05 - Dec09	Feb05 - Nov09	Feb05 - Nov09	**Feb05 - Nov09**	Feb05 - Nov09	Feb05 - Oct09	Feb05 - Feb09
Principal # Months	59	58	58	**58**	58	57	49
C-B Certificates	**Run to the Earlier of Loan Reset and 10% Call**						
WAL**	4.00	3.84	3.73	**3.63**	3.56	3.47	3.13
Principal Window	Feb05 - Dec09	Feb05 - Nov09	Feb05 - Nov09	**Feb05 - Nov09**	Feb05 - Nov09	Feb05 - Oct09	Feb05 - Feb09
Principal # Months	59	58	58	**58**	58	57	49

***Assumes:**

1 Month LIBOR:	2.400%
6 Month LIBOR:	2.790%
1 Year LIBOR:	3.110%
1 Year CMT:	2.810%

**WAL's calculated from the settlement date assuming a 30/360 basis.

                                                                              22

                  BOND PROFILES (Cont.)

         GROUPS 1, 2, 3 and 4 BOND PROFILES TO MATURITY*:

Pricing Speed	*15 CPB - Call (N)*	*20 CPB - Call (N)*	*22 CPB - Call (N)*	*25 CPB - Call (N)*	*27 CPB - Call (N)*	*30 CPB - Call (N)*	*35 CPB - Call (N)*
1-A-1	**Run to the Earlier of Loan Reset and Maturity**						
WAL**	2.17	2.01	1.94	**1.85**	1.79	1.70	1.55
Principal Window	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07	**Feb05 - Dec07**	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07
Principal # Months	35	35	35	**35**	35	35	35
2-A-1	**Run to the Earlier of Loan Reset and Maturity**						
WAL**	3.26	2.86	2.72	**2.52**	2.39	2.21	1.94
Principal Window	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09	**Feb05 - Dec09**	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09
Principal # Months	59	59	59	**59**	59	59	59
3-A-1	**Run to the Earlier of Loan Reset and Maturity**						
WAL**	2.04	1.89	1.83	**1.75**	1.69	1.61	1.49
Principal Window	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07	**Feb05 - Dec07**	Feb05 - Dec07	Feb05 - Dec07	Feb05 - Dec07
Principal # Months	35	35	35	**35**	35	35	35
4-A-1	**Run to the Earlier of Loan Reset and Maturity**						
WAL**	3.23	2.85	2.71	**2.51**	2.38	2.20	1.93
Principal Window	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09	**Feb05 - Dec09**	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09
Principal # Months	59	59	59	**59**	59	59	59
C-B Certificates	**Run to the Earlier of Loan Reset and Maturity**						
WAL**	4.00	3.85	3.75	**3.64**	3.57	3.50	3.31
Principal Window	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09	**Feb05 - Dec09**	Feb05 - Dec09	Feb05 - Dec09	Feb05 - Dec09
Principal # Months	59	59	59	**59**	59	59	59

***Assumes:**

1 Month LIBOR:	2.400%
6 Month LIBOR:	2.790%
1 Year LIBOR:	3.110%
1 Year CMT:	2.810%

**WAL's calculated from the settlement date assuming a 30/360 basis.

                                                                              23

                  BOND PROFILES (Cont.)

         GROUP 5 CERTIFICATE PROFILES TO CALL*:

Pricing Speed	*15 CPR - Call (Y)*	*20 CPR - Call (Y)*	*25 CPR - Call (Y)*	*28 CPR - Call (Y)*	*30 CPR - Call (Y)*	*32 CPR - Call (Y)*	*35 CPR - Call (Y)*	*40 CPR - Call (Y)*
5A-1-1	**Run to 10% Call**							
WAL**	4.79	3.59	2.81	2.47	**2.27**	2.10	1.86	1.54
Principal Window	Feb05 - Jan18	Feb05 - Nov14	Feb05 - Oct12	Feb05 - Nov11	**Feb05 - May11**	Feb05 - Dec10	Feb05 - Apr10	Feb05 - Jul09
Principal # Months	156	118	93	82	**76**	71	63	54
5-A-1-2	**Run to 10% Call**							
WAL**	4.79	3.59	2.81	2.47	**2.27**	2.10	1.86	1.54
Principal Window	Feb05 - Jan18	Feb05 - Nov14	Feb05 - Oct12	Feb05 - Nov11	**Feb05 - May11**	Feb05 - Dec10	Feb05 - Apr10	Feb05 - Jul09
Principal # Months	156	118	93	82	**76**	71	63	54
5-A-2	**Run to 10% Call**							
WAL**	4.81	3.59	2.82	2.47	**2.27**	2.10	1.86	1.54
Principal Window	Feb05 - Jan18	Feb05 - Nov14	Feb05 - Oct12	Feb05 - Nov11	**Feb05 - May11**	Feb05 - Dec10	Feb05 - Apr10	Feb05 - Jul09
Principal # Months	156	118	93	82	**76**	71	63	54
5-M-1	**Run to 10% Call**							
WAL**	8.60	6.45	5.15	4.66	**4.41**	4.22	3.99	3.82
Principal Window	Feb09 - Jan18	Feb08 - Nov14	Feb08 - Oct12	Mar08 - Nov11	**Mar08 - May11**	Apr08 - Dec10	Apr08 - Apr10	May08 - Jul09
Principal # Months	108	82	57	45	**39**	33	25	15
5-M-2	**Run to 10% Call**							
WAL**	8.60	6.45	5.13	4.62	**4.36**	4.15	3.87	3.60
Principal Window	Feb09 - Jan18	Feb08 - Nov14	Feb08 - Oct12	Feb08 - Nov11	**Feb08 - May11**	Feb08 - Dec10	Mar08 - Apr10	Mar08 - Jul09
Principal # Months	108	82	57	46	**40**	35	26	17
5-M-3	**Run to 10% Call**							
WAL**	8.12	6.07	4.84	4.35	**4.09**	3.87	3.63	3.35
Principal Window	Feb09 - Dec17	Feb08 - Nov14	Feb08 - Oct12	Feb08 - Nov11	**Feb08 - Apr11**	Feb08 - Nov10	Feb08 - Apr10	Feb08 - Jun09
Principal # Months	107	82	57	46	**39**	34	27	17
5-M-4	**Run to 10% Call**							
WAL**	6.18	4.59	3.72	3.42	**3.29**	3.20	3.11	3.08
Principal Window	Feb09 - Dec13	Feb08 - Aug11	Feb08 - Mar10	Feb08 - Aug09	**Feb08 - Apr09**	Feb08 - Dec08	Feb08 - Jul08	Feb08 - Feb08
Principal # Months	59	43	26	19	**15**	11	6	1

***Assumes:**

1 Month LIBOR:	2.400%
6 Month LIBOR:	2.790%
1 Year LIBOR:	3.110%
1 Year CMT:	2.810%

**WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 3 and 4.

                                                                              24

         BOND PROFILES (Cont.)

         GROUP 5 CERTIFICATE PROFILES TO MATURITY*:

Pricing Speed	*15 CPR - Call (N)*	*20 CPR - Call (N)*	*25 CPR - Call (N)*	*28 CPR - Call (N)*	*30 CPR - Call (N)*	*32 CPR - Call (N)*	*35 CPR - Call (N)*	*40 CPR - Call (N)*
5A-1-1								
WAL**	5.15	3.89	3.06	2.69	**2.48**	2.29	2.04	1.69
Principal Window	Feb05 - Feb30	Feb05 - Oct25	Feb05 - Dec21	Feb05 - Feb20	**Feb05 - Jan19**	Feb05 - Feb18	Feb05 - Nov16	Feb05 - Feb15
Principal # Months	301	249	203	181	**168**	157	142	121
5-A-1-2								
WAL**	5.15	3.89	3.06	2.69	**2.48**	2.29	2.04	1.69
Principal Window	Feb05 - Feb30	Feb05 - Oct25	Feb05 - Dec21	Feb05 - Feb20	**Feb05 - Jan19**	Feb05 - Feb18	Feb05 - Nov16	Feb05 - Feb15
Principal # Months	301	249	203	181	**168**	157	142	121
5-A-2								
WAL**	5.18	3.91	3.08	2.70	**2.49**	2.30	2.04	1.69
Principal Window	Feb05 - May30	Feb05 - Dec25	Feb05 - Mar22	Feb05 - Apr20	**Feb05 - Apr19**	Feb05 - Apr18	Feb05 - Dec16	Feb05 - Mar15
Principal # Months	304	251	206	183	**171**	159	143	122
5-M-1								
WAL**	9.23	6.97	5.59	5.05	**4.77**	4.55	4.30	4.07
Principal Window	Feb09 - Oct24	Feb08 - Jul20	Feb08 - Jun17	Mar08 - Jan16	**Mar08 - Mar15**	Apr08 - Jul14	Apr08 - Jul13	May08 - Apr12
Principal # Months	189	150	113	95	**85**	76	64	48
5-M-2								
WAL**	8.88	6.69	5.33	4.80	**4.52**	4.29	4.01	3.71
Principal Window	Feb09 - May21	Feb08 - Aug17	Feb08 - Jan15	Feb08 - Nov13	**Feb08 - Mar13**	Feb08 - Aug12	Mar08 - Nov11	Mar08 - Oct10
Principal # Months	148	115	84	70	**62**	55	45	32
5-M-3								
WAL**	8.12	6.07	4.84	4.35	**4.09**	3.87	3.63	3.35
Principal Window	Feb09 - Dec17	Feb08 - Nov14	Feb08 - Oct12	Feb08 - Nov11	**Feb08 - Apr11**	Feb08 - Nov10	Feb08 - Apr10	Feb08 - Jun09
Principal # Months	107	82	57	46	**39**	34	27	17
5-M-4								
WAL**	6.18	4.59	3.72	3.42	**3.29**	3.20	3.11	3.08
Principal Window	Feb09 - Dec13	Feb08 - Aug11	Feb08 - Mar10	Feb08 - Aug09	**Feb08 - Apr09**	Feb08 - Dec08	Feb08 - Jul08	Feb08 - Feb08
Principal # Months	59	43	26	19	**15**	11	6	1

***Assumes:**

1 Month LIBOR:	2.400%
6 Month LIBOR:	2.790%
1 Year LIBOR:	3.110%
1 Year CMT:	2.810%

**WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 3 and 4.

                                                                              25

VIII. Net Funds Cap

      Group 5 - Flat LIBOR*
      Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

                                                                              26

                  Net Funds Cap (Cont.)

      Group 5A - Flat LIBOR*
      Note: All Group 5A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	AFC(%) 30/360	AFC(%)** Act/360	Period	Distribution Date	Day Count	AFC(%) 30/360	AFC(%)** Act/360
1	25-Feb-05	29	6.001	6.208	37	25-Feb-08	31	5.937	5.746
2	25-Mar-05	28	6.004	6.433	38	25-Mar-08	29	5.937	6.142
3	25-Apr-05	31	6.013	5.819	39	25-Apr-08	31	5.937	5.746
4	25-May-05	30	6.047	6.047	40	25-May-08	30	5.937	5.937
5	25-Jun-05	31	6.080	5.884	41	25-Jun-08	31	5.937	5.746
6	25-Jul-05	30	6.080	6.080	42	25-Jul-08	30	5.937	5.937
7	25-Aug-05	31	6.080	5.884	43	25-Aug-08	31	5.937	5.746
8	25-Sep-05	31	6.080	5.884	44	25-Sep-08	31	5.937	5.745
9	25-Oct-05	30	6.080	6.080	45	25-Oct-08	30	5.937	5.937
10	25-Nov-05	31	6.087	5.890	46	25-Nov-08	31	5.937	5.745
11	25-Dec-05	30	6.086	6.086	47	25-Dec-08	30	5.937	5.937
12	25-Jan-06	31	6.086	5.890	48	25-Jan-09	31	5.937	5.745
13	25-Feb-06	31	6.086	5.890	49	25-Feb-09	31	5.937	5.745
14	25-Mar-06	28	6.086	6.521	50	25-Mar-09	28	5.937	6.361
15	25-Apr-06	31	6.086	5.890	51	25-Apr-09	31	5.936	5.745
16	25-May-06	30	6.086	6.086	52	25-May-09	30	5.936	5.936
17	25-Jun-06	31	6.086	5.889	53	25-Jun-09	31	5.936	5.745
18	25-Jul-06	30	6.086	6.086	54	25-Jul-09	30	5.936	5.936
19	25-Aug-06	31	6.086	5.889	55	25-Aug-09	31	5.936	5.745
20	25-Sep-06	31	6.085	5.889	56	25-Sep-09	31	5.936	5.745
21	25-Oct-06	30	6.085	6.085	57	25-Oct-09	30	5.936	5.936
22	25-Nov-06	31	6.087	5.891	58	25-Nov-09	31	5.923	5.731
23	25-Dec-06	30	6.067	6.067	59	25-Dec-09	30	5.827	5.827
24	25-Jan-07	31	6.064	5.869	60	25-Jan-10	31	5.812	5.624
25	25-Feb-07	31	6.064	5.869	61	25-Feb-10	31	5.812	5.624
26	25-Mar-07	28	6.064	6.497	62	25-Mar-10	28	5.812	6.227
27	25-Apr-07	31	6.064	5.868	63	25-Apr-10	31	5.812	5.624
28	25-May-07	30	6.064	6.064	64	25-May-10	30	5.812	5.812
29	25-Jun-07	31	6.064	5.868	65	25-Jun-10	31	5.812	5.624
30	25-Jul-07	30	6.064	6.064	66	25-Jul-10	30	5.812	5.812
31	25-Aug-07	31	6.064	5.868	67	25-Aug-10	31	5.812	5.624
32	25-Sep-07	31	6.063	5.868	68	25-Sep-10	31	5.812	5.624
33	25-Oct-07	30	6.063	6.063	69	25-Oct-10	30	5.812	5.812
34	25-Nov-07	31	6.059	5.864	70	25-Nov-10	31	5.812	5.624
35	25-Dec-07	30	5.970	5.970	71	25-Dec-10	30	5.812	5.812
36	25-Jan-08	31	5.938	5.746	72	25-Jan-11	31	5.812	5.624

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.400%
6 Month LIBOR:	2.790%
1 Year LIBOR:	3.110%
1 Year CMT:	2.810%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

                                                                              27

                  Net Funds Cap (Cont.)

      Group 5B - Flat LIBOR*
      Note: All Group 5B LIBOR Certificates are subject to an 11.00% hard cap.

                                                                              28

                 Net Funds Cap (Cont.)

      Group 5 - Stressed LIBOR*
      Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

                                                                              29

         Net Funds Cap (Cont.)

      Group 5A - Stressed LIBOR*
      Note: All Group 5A LIBOR Certificates are subject to an 11.00% hard cap.

                                                                              30

         Net Funds Cap (Cont.)

      Group 5B - Stressed LIBOR*
      Note: All Group 5B LIBOR Certificates are subject to an 11.00% hard cap.

                                                                              31

IX. GROUP 5 Excess Interest

         Assuming Flat Rates *

                                                                              32

         GROUP 5 Excess Interest (Cont.)

         Forward Curve*

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Feb-05	3.1197	37	25-Feb-08	2.3667
2	25-Mar-05	3.2260	38	25-Mar-08	2.6523
3	25-Apr-05	2.6111	39	25-Apr-08	2.0696
4	25-May-05	2.8397	40	25-May-08	2.4926
5	25-Jun-05	2.6829	41	25-Jun-08	2.4034
6	25-Jul-05	2.4654	42	25-Jul-08	2.5270
7	25-Aug-05	2.4873	43	25-Aug-08	2.4274
8	25-Sep-05	2.3585	44	25-Sep-08	2.2310
9	25-Oct-05	2.2476	45	25-Oct-08	2.3744
10	25-Nov-05	2.3205	46	25-Nov-08	2.3366
11	25-Dec-05	2.2708	47	25-Dec-08	2.5600
12	25-Jan-06	2.2412	48	25-Jan-09	2.3548
13	25-Feb-06	2.1298	49	25-Feb-09	2.4232
14	25-Mar-06	2.4295	50	25-Mar-09	2.8581
15	25-Apr-06	1.7395	51	25-Apr-09	2.0745
16	25-May-06	2.0780	52	25-May-09	2.5140
17	25-Jun-06	1.8965	53	25-Jun-09	2.3991
18	25-Jul-06	1.9506	54	25-Jul-09	2.3971
19	25-Aug-06	1.8352	55	25-Aug-09	2.5674
20	25-Sep-06	1.7578	56	25-Sep-09	2.3714
21	25-Oct-06	1.5330	57	25-Oct-09	2.2701
22	25-Nov-06	1.8654	58	25-Nov-09	2.3744
23	25-Dec-06	2.2550	59	25-Dec-09	2.6980
24	25-Jan-07	2.1374	60	25-Jan-10	2.5232
25	25-Feb-07	2.2049	61	25-Feb-10	2.8779
26	25-Mar-07	2.6029	62	25-Mar-10	3.1998
27	25-Apr-07	1.8939	63	25-Apr-10	2.3975
28	25-May-07	2.2880	64	25-May-10	2.8517
29	25-Jun-07	2.1541	65	25-Jun-10	2.7287
30	25-Jul-07	2.2569	66	25-Jul-10	2.7400
31	25-Aug-07	2.1680	67	25-Aug-10	2.9235
32	25-Sep-07	2.1053	68	25-Sep-10	2.7300
33	25-Oct-07	1.9926	69	25-Oct-10	2.6295
34	25-Nov-07	2.0760	70	25-Nov-10	2.7361
35	25-Dec-07	2.3240	71	25-Dec-10	2.9576
36	25-Jan-08	2.4426	72	25-Jan-11	2.6141

*See Stressed Indices chart on page 34.

                                                                              33

X.  Break Even CDR Loss Scenarios

                                                                              34

XI. CONTACTS

--------------------------------------------------------------------------------------------------------
                        ARMs TRADING DESK
--------------------------------------------------------------------------------------------------------
              Contact                        Phone            Fax                  E-mail
Mark Tecotzky                            212-538-3831    212-743-5384      mark.tecotzky@csfb.com
Managing Director - ARM Trading

Andrew Belcher                           212-538-3831    212-743-5384     andrew.belcher@csfb.com
Associate - ARM Trading

Patrick Gallagher                        212-538-3831    212-743-2749    patrick.gallagher@csfb.com
Associate - ARM Structuring

James Buccola                            212-538-3831    212-743-4863      james.buccola@csfb.com
Analyst
--------------------------------------------------------------------------------------------------------
                       STRUCTURED FINANCE
--------------------------------------------------------------------------------------------------------
              Contact                        Phone            Fax                  E-mail
John P. Graham                           212-325-6201    212-743-4683      john.p.graham@csfb.com
Director

Bruce Kaiserman                          212-538-1662    917-326-7936     bruce.kaiserman@csfb.com
Director

Peter J. Sack                            212-325-7892    212-743-5261       peter.sack@csfb.com
Vice President

Josef Bittman                            212-538-6611    212-743-4506      josef.bittman@csfb.com
Associate
--------------------------------------------------------------------------------------------------------
                           COLLATERAL
--------------------------------------------------------------------------------------------------------
              Contact                        Phone            Fax                  E-mail
Bryan Gallagher                          212-325-0317    212-743-4877     bryan.Gallagher@csfb.com
Vice President

Michael De Palma                         212-538-5423    212-743-4876     michael.depalma@csfb.com
Collateral Analyst
--------------------------------------------------------------------------------------------------------

                                                                       35

XII. COLLATERAL SUMMARY

     NOTE: Information contained herein reflects the January 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 1 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [4.770]%             Total Loan Balance               $[125,737,479.49]
Net WAC                           [4.395]%             Average Loan Balance                 $[513,214.20]
WA Gross Margin                   [2.408]%             Maximum Loan Balance                  $[1,200,000]
WA Net Margin                     [2.033]%             California Concentration                  [75.06]%
Index:  6 Month LIBOR             [44.86]%             Northern CA Concentration                 [50.44]%
           1 Year LIBOR           [48.04]%             Southern CA Concentration                 [22.86]%
           1 Year CMT              [7.10]%             WA Original LTV                           [72.22]%
                                                       WA Credit Score                              [718]
WA Months to Reset                    [33]             Full/Alt Doc*                             [42.86]%
Interest Only Loans               [81.18]%             Reduced Doc*                              [52.24]%
WAM                                  [358]             Prepayment Penalties                      [16.26]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 2 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.058]%             Total Loan Balance               $[211,438,177.12]
Net WAC                           [4.683]%             Average Loan Balance                 $[523,361.82]
WA Gross Margin                   [2.380]%             Maximum Loan Balance               $[1,925,000.00]
WA Net Margin                     [2.004]%             California Concentration                  [70.09]%
Index:  6 Month LIBOR             [29.09]%             Northern CA Concentration                 [44.33]%
           1 Year LIBOR           [68.00]%             Southern CA Concentration                 [20.53]%
           1 Year CMT              [2.91]%             WA Original LTV                           [71.55]%
                                                       WA Credit Score                              [726]
WA Months to Reset                    [58]             Full/Alt Doc*                             [62.36]%
Interest Only Loans               [68.31]%             Reduced Doc*                              [33.94]%
WAM                                  [358]             Prepayment Penalties                      [12.52]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 3 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.044]%             Total Loan Balance               $[113,077,253.73]
Net WAC                           [4.669]%             Average Loan Balance                 $[214,567.84]
WA Gross Margin                   [2.463]%             Maximum Loan Balance                 $[440,800.00]
WA Net Margin                     [2.088]%             California Concentration                  [35.27]%
Index:  6 Month LIBOR             [89.15]%             Northern CA Concentration                 [15.43]%
           1 Year LIBOR           [10.85]%             Southern CA Concentration                 [19.37]%
           1 Year CMT              [0.00]%             WA Original LTV                           [75.42]%
                                                       WA Credit Score                              [711]
WA Months to Reset                    [31]             Full/Alt Doc*                             [20.13]%
Interest Only Loans               [69.98]%             Reduced Doc*                              [65.66]%
WAM                                  [358]             Prepayment Penalties                      [29.88]%
-------------------------------------------------------------------------------------------------------------

                                                                              36

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the January 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 4 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.544]%             Total Loan Balance               $[134,359,259.61]
Net WAC                           [5.169]%             Average Loan Balance                 $[205,442.29]
WA Gross Margin                   [2.466]%             Maximum Loan Balance                 $[548,000.00]
WA Net Margin                     [2.091]%             California Concentration                  [25.80]%
Index:  6 Month LIBOR             [69.51]%             Northern CA Concentration                 [12.89]%
           1 Year LIBOR           [29.53]%             Southern CA Concentration                 [12.14]%
           1 Year CMT              [0.96]%             WA Original LTV                           [75.48]%
                                                       WA Credit Score                              [712]
WA Months to Reset                    [58]             Full/Alt Doc*                             [21.68]%
Interest Only Loans               [66.70]%             Reduced Doc*                              [63.16]%
WAM                                  [358]             Prepayment Penalties                      [20.77]%
-------------------------------------------------------------------------------------------------------------
                                 Loan Groups 1,2,3 and 4 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.105]%             Total Loan Balance               $[584,612,169.95]
Net WAC                           [4.730]%             Average Loan Balance                 $[319,460.20]
WA Gross Margin                   [2.422]%             Maximum Loan Balance               $[1,925,000.00]
WA Net Margin                     [2.047]%             California Concentration                  [54.25]%
Index:  6 Month LIBOR             [53.39]%             Northern CA Concentration                 [32.83]%
           1 Year LIBOR           [43.81]%             Southern CA Concentration                 [18.88]%
           1 Year CMT              [2.80]%             WA Original LTV                           [73.35]%
                                                       WA Credit Score                              [718]
WA Months to Reset                    [47]             Full/Alt Doc*                             [40.65]%
Interest Only Loans               [71.03]%             Reduced Doc*                              [50.73]%
WAM                                  [358]             Prepayment Penalties                      [18.58]%
-------------------------------------------------------------------------------------------------------------

                                                                              37

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the January 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5A Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.261]%             Total Loan Balance               $[114,211,899.74]
Net WAC                           [6.001]%             Average Loan Balance                 $[201,431.92]
WA Gross Margin                   [3.281]%             Maximum Loan Balance                 $[666,954.64]
WA Net Margin                     [3.021]%             California Concentration                  [29.06]%
Index:  6 Month LIBOR             [97.79]%             Northern CA Concentration                 [11.33]%
           1 Year LIBOR            [2.21]%             Southern CA Concentration                 [17.73]%
           1 Year CMT              [0.00]%             WA Original LTV                           [79.31]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [30]             Full/Alt Doc*                             [12.82]%
Interest Only Loans               [45.20]%             Reduced Doc*                              [60.02]%
WAM                                  [358]             Prepayment Penalties                      [49.04]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.271]%             Total Loan Balance               $[260,662,574.74]
Net WAC                           [6.015]%             Average Loan Balance                 $[294,867.17]
WA Gross Margin                   [3.303]%             Maximum Loan Balance               $[1,600,000.00]
WA Net Margin                     [3.047]%             California Concentration                  [29.61]%
Index:  6 Month LIBOR             [97.45]%             Northern CA Concentration                 [13.19]%
           1 Year LIBOR            [2.21]%             Southern CA Concentration                 [16.42]%
           1 Year CMT              [0.34]%             WA Original LTV                           [79.11]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [28]             Full/Alt Doc*                             [12.53]%
Interest Only Loans               [45.44]%             Reduced Doc*                              [59.70]%
WAM                                  [358]             Prepayment Penalties                      [50.79]%
-------------------------------------------------------------------------------------------------------------
                                  Loan Group 5A and 5B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.268]%             Total Loan Balance               $[374,874,474.48]
Net WAC                           [6.011]%             Average Loan Balance                 $[258,355.94]
WA Gross Margin                   [3.296]%             Maximum Loan Balance               $[1,600,000.00]
WA Net Margin                     [3.039]%             California Concentration                  [29.44]%
Index:  6 Month LIBOR             [97.55]%             Northern CA Concentration                 [12.63]%
           1 Year LIBOR            [2.21]%             Southern CA Concentration                 [16.82]%
           1 Year CMT              [0.24]%             WA Original LTV                           [79.17]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [29]             Full/Alt Doc*                             [12.62]%
Interest Only Loans               [45.37]%             Reduced Doc*                              [59.79]%
WAM                                  [358]             Prepayment Penalties                      [50.25]%
-------------------------------------------------------------------------------------------------------------

                                                                              38

     *The mortgage loans have been originated under "full" or "alternative,"
     "reduced documentation," "stated income/stated assets" or "no income/no asset" programs. The "alternative," "reduced," "stated income/stated asset"
     and "no income/no asset" programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories.
     Generally, an "alternative" documentation program requires information regarding the mortgagor's income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally, under both "full" and "alternative" documentation programs at least one year of income documentation is provided. Generally, under a "reduced documentation" program, either no verification of a mortgagor's stated
     income is undertaken by the originator or no verification of a mortgagor's assets is undertaken by the originator. Under a "stated income/stated
     assets" program, no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor's income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

     **Where Available

                                                                              39